UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

CAMAC Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

(713) 797-2940

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In February 2014, CAMAC Energy Inc. (the “Company”) completed the acquisition of the remaining economic interests that it did not already own in the Production Sharing Contract covering Oil Mining Leases 120 and 121 located offshore Nigeria, which includes the currently producing Oyo Field, and related assets, contracts and rights (the “Allied Assets”) from Allied Energy Plc (“Allied”) (the “Allied Transaction”).  Allied is a subsidiary of CAMAC Energy Holdings Limited (“CEHL”), the Company’s majority shareholder, and deemed to be under common control (transactions between subsidiaries of the same parent).  Accordingly, the historical consolidated financial statements of the Company have been recast for all periods, and are presented as though the Allied Transaction had occurred in June 2012, the date Allied acquired the Allied Assets from an independent third party.

The Company is filing this Current Report on Form 8-K to reflect the effect of the consummation of the Allied Transaction on the historical annual financial and related information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Form 10-K”).  The following items from the 2013 Form 10-K have been recast to reflect the effects of treating the Acquisition as a combination of businesses under common control:

•	Part II, Item 6 - Selected Financial Data;
•	Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•	Part II, Item 8 - Financial Statements and Supplemental Data.

Other than the items listed above, the Company is not otherwise updating any other portion of the 2013 Form 10-K previously filed.  This Current Report on Form 8-K does not include Items from the 2013 Form 10-K that are not affected by the accounting treatment of the Allied Transaction. This Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K (except for Items listed above) and the Company's other filings with the SEC, including the Company’s Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2014, as filed with the SEC on July 8, 2014, the Company’s quarterly report on form 10-Q for the quarter ended June 30, 2014, as filed with the SEC on August 11, 2014, and the Company’s quarterly report on form 10-Q for the quarter ended September 30, 2014, as filed with the SEC on November 10, 2014.

The recast financial information contained in the Items noted above is presented in Exhibit 99.1 to this Current Report on Form 8-K. The Company is also presenting such financial information in XBRL format, as attached as Exhibit 101 to this Current Report on Form 8-K.

The consent of the Company’s current independent public accounting firm for the years ended 2013 and 2012, Grant Thornton LLP, and the Company’s previous independent public accounting firm for the year ended 2011, RBSM LLP, to the inclusion of their audit reports in Exhibit 99.1 to this Current Report on Form 8-K, are attached hereto as Exhibit 23.1 and 23.2, respectively.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit	Descriptions

23.1	Consent of Grant Thornton LLP.

23.2	Consent of RBSM LLP.

23.3	Consent of DeGolyer and MacNaughton.

99.1

Revisions to 2013 Form 10-K and Consolidated Financial Statements as of and for the years ended December 31, 2013 and 2012 (revised solely to reflect the transactions described in this Current Report on Form 8-K).

99.2	Report of DeGolyer and MacNaughton.

101

Consolidated Financial Statements from the 2013 Form 10-K, formatted in XBRL: (i) Consolidated Balance Sheets; (ii) Consolidated Statements of Operations; (iii) Consolidated Statements of and Comprehensive Income (Loss); (iv) the Consolidated Statements of Equity; (v) Consolidated Statements of Cash Flows; and (v) Notes to the Consolidated Financial Statements furnished herewith (revised to reflect the transactions described in this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2014	CAMAC Energy Inc.

/s/ Earl W. McNiel
Earl W. McNiel
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Descriptions

23.1	Consent of Grant Thornton LLP.

23.2	Consent of RBSM LLP.

23.3	Consent of DeGolyer and MacNaughton.

99.1

Revisions to 2013 Form 10-K and Consolidated Financial Statements as of and for the years ended December 31, 2013 and 2012 (revised solely to reflect the transactions described in this Current Report on Form 8-K).

99.2	Report of DeGolyer and MacNaughton.

101

Consolidated Financial Statements from the 2013 Form 10-K, formatted in XBRL: (i) Consolidated Balance Sheets; (ii) Consolidated Statements of Operations; (iii) Consolidated Statements of and Comprehensive Income (Loss); (iv) Consolidated Statements of Equity; (v) Consolidated Statements of Cash Flows; and (v) Notes to the Consolidated Financial Statements furnished herewith (revised to reflect the transactions described in this Current Report on Form 8-K).

INDEX TO EXHIBIT 99.1

		Page
Item 6.	Selected Financial Data	1

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations	1

Item 8.	Financial Statements and Supplemental Data	8